UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
May 3, 2006

(Date of Earliest Event Reported: April 27, 2006)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01, Acquisition and Disposition of Assets.

On April 27, 2006, we completed the sale of our interest in the Macae power facility in Brazil to Petrobras for approximately $358 million in cash. Pursuant to an agreement in March 2006, we terminated a participation agreement between Petrobras and us related to the Macae facility, resolving certain disputes which are described in our Annual Report on Form 10-K for the year ended December 31, 2005. In addition, prior to closing we repaid the outstanding project financing debt, including accrued interest.

Upon approval of this sale by our Board of Directors in March 2006, Macae became a discontinued operation and will be reported in our financial statements as such beginning with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

This Current Report on Form 8-K is being filed to report the completion of the sale and present the pro forma impacts of the sale on our historical financial statements.

Item 9.01, Financial Statements and Exhibits.

(b)	Pro forma financial information.

The accompanying unaudited pro forma financial statements are based on our historical consolidated financial statements as of and for the year ended December 31, 2005, adjusted for the effects of the sale of Macae, as described above. The unaudited pro forma balance sheet as of December 31, 2005, assumes the disposition occurred on the balance sheet date. The unaudited pro forma statements of income for the years ended December 31, 2005, 2004 and 2003 assume the disposition occurred on January 1, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2005 and should not be construed to be indicative of future results or results that actually would have occurred had the transaction occurred at the dates presented. In addition, these pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not assumed any cost savings or synergies that might occur related to the transaction.

El Paso Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
For the Year Ended December 31, 2005
(In millions)

	El Paso	Pro Forma			As
	Historical	Adjustments			Adjusted
Assets

Current assets
Cash and cash equivalents	$2,132	$(5)	(a	)	$2,255
		358	(b	)
		(230)	(c	)
Accounts and notes receivable, net	1,319	(5)	(a	)	1,319
		5	(d	)
Other	2,734	(189)	(a	)	2,545
Total current assets	6,185	(66)			6,119
Property, plant and equipment, net	19,135	(348)	(a	)	18,787
Other assets
Investments in unconsolidated affiliates	2,473	-			2,473
Other	4,045	(5)	(a	)	4,040
Total assets	$31,838	$(419)			$31,419

See notes.

El Paso Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
For the Year Ended December 31, 2005
(In millions)

	El Paso	Pro Forma			As
	Historical	Adjustments			Adjusted
Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$1,604	$(190)	(a	)	$1,414
Short-term financing obligations, including current maturities	1,211	(225)	(c	)	986
Other	2,897	8	(a	)	2,900
		(5)	(c	)
Total current liabilities	5,712	(412)			5,300
Long-term debt	17,023	-			17,023
Other liabilities
Deferred income taxes	1,407	(2)	(a	)	1,405
Other	4,276	5	(e	)	4,281
Commitments and contingencies
Securities of subsidiaries	31	-			31
Stockholders' equity
Preferred stock	750	-			750
Common stock	2,001	-			2,001
Additional paid-in-capital	4,592	-			4,592
Accumulated deficit	(3,415)	(10)	(f	)	(3,425)
Other	(539)	-			(539)
Total stockholders' equity	3,389	(10)			3,379
Total liabilities and stockholders' equity	$31,838	$(419)			$31,419

See notes.

El Paso Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2005
(In millions, except per common share amounts)

	El Paso	Pro Forma			As
	Historical	Adjustments			Adjusted

Operating revenues	$4,017	$(47)	(a	)	$3,970
Operating expenses
Cost of products and services	323	-			323
Operation and maintenance	2,083	(51)	(a	)	2,032
Depreciation, depletion and amortization	1,121	(21)	(a	)	1,100
Loss on long-lived assets	407	(333)	(a	)	74
Taxes, other than income taxes	270	(8)	(a	)	262
	4,204	(413)			3,791
Operating income (loss)	(187)	366			179
Earnings from unconsolidated affiliates	342	-			342
Other income, net	243	(4)	(a	)	239
Interest and debt expense	(1,380)	26	(c	)	(1,354)
Distributions on preferred interests of consolidated subsidiaries	(9)	-			(9)
Income (loss) before income taxes	(991)	388			(603)
Income taxes	(289)	38	(a)(c	)	(251)
Income (loss) from continuing operations	$(702)	$350			$(352)

Basic and diluted loss per common share from continuing operations	$(1.13)				$(0.59)
Basic and diluted average common shares outstanding	646				646

See notes.

El Paso Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2004
(In millions, except per common share amounts)

	El Paso	Pro Forma			As
	Historical	Adjustments			Adjusted

Operating revenues	$5,539	$(251)	(a	)	$5,288
Operating expenses
Cost of products and services	1,218	-			1,218
Operation and maintenance	1,744	(34)	(a	)	1,710
Depreciation, depletion and amortization	1,068	(25)	(a	)	1,043
Loss on long-lived assets	1,077	-			1,077
Taxes, other than income taxes	250	(26)	(a	)	224
	5,357	(85)			5,272
Operating income	182	(166)			16
Earnings from unconsolidated affiliates	546	-			546
Other income, net	89	(5)	(a	)	84
Interest and debt expense	(1,607)	39	(c	)	(1,568)
Distributions on preferred interests of consolidated subsidiaries	(25)	-			(25)
Income (loss) before income taxes	(815)	(132)			(947)
Income taxes	14	(57)	(a)(c	)	(43)
Income (loss) from continuing operations	$(829)	$(75)			$(904)

Basic and diluted loss per common share from continuing operations	$(1.30)				$(1.41)
Basic and diluted average common shares outstanding	639				639

See notes.

El Paso Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2003
(In millions, except per common share amounts)

	El Paso	Pro Forma			As
	Historical	Adjustments			Adjusted

Operating revenues	$6,339	$(181)	(a	)	$6,158
Operating expenses
Cost of products and services	1,637	-			1,637
Operation and maintenance	1,999	(27)	(a	)	1,972
Depreciation, depletion and amortization	1,157	(20)	(a	)	1,137
Loss on long-lived assets	860	-			860
Taxes, other than income taxes	292	(16)	(a	)	276
	5,945	(63)			5,882
Operating income	394	(118)			276
Earnings from unconsolidated affiliates	363	-			363
Other income, net	(4)	(7)	(a	)	(11)
Interest and debt expense	(1,790)	22	(c	)	(1,768)
Distributions on preferred interests of consolidated subsidiaries	(52)	-			(52)
Income (loss) before income taxes	(1,089)	(103)			(1,192)
Income taxes	(484)	(46)	(a)(c	)	(530)
Income (loss) from continuing operations	$(605)	$(57)			$(662)

Basic and diluted loss per common share from continuing operations	$(1.01)				$(1.11)
Basic and diluted average common shares outstanding	597				597

See notes.

El Paso Corporation
Notes to the Unaudited Pro Forma Condensed
Consolidated Financial Statements

El Paso Historical

These amounts represent our condensed historical consolidated balance sheet and income statements derived from our Annual Report on Form 10-K for the year ended December 31, 2005.

Pro Forma Adjustments

The pro forma adjustments represent:
o	the historical results and balances related to the Macae power facility as of and for the periods presented;
o	the receipt of proceeds from the sale;
o	the recording of a liability related to an indemnification agreement; and,
o	the repayment of Macae project financing debt prior to closing.

Each of these items is described further below:

(a)	Amounts represent the historical consolidated account balances and activity related to Macae, net of the settlement of intercompany account balances prior to closing.
(b)	Amounts represent the receipt of net cash proceeds of approximately $358 million.
(c)
Amounts represent the repayment of Macae non-recourse project financing debt of $225 million and accrued interest of $5 million repaid prior to the sale of Macae. Amounts also represent the elimination of the historical interest expense, net of taxes at the Brazilian statutory tax rate of 34%.

(d)	Amount represents the recording of an account receivable from Petrobras related to our negotiated $4.5 million share of an income tax overpayment, which totaled $9 million at December 31, 2005.
(e)	Amount represents the recording of a $5 million liability related to an indemnification agreement on certain tax matters entered into as part of the sale transaction.
(f)	Amounts represent the loss on the sale, which is not subject to income taxes and does not result in a U.S. or Brazil tax benefit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  May 3, 2006